Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Summary of Property and Equipment Consisted

Property and equipment consisted of the following:

	As of December 31,
	2022	2023
	RMB	RMB
Buildings(1)	865,447	865,447
Leasehold and buildings improvement	69,706	71,526
Electronic and office equipment	38,473	37,428
Total cost	973,626	974,401
Less: Accumulated depreciation	(159,843)	(187,731)
Property and equipment, net	813,783	786,670

(1)
In 2017, the Group purchased two buildings in Wuhan (Building A and B) and one building in Guangzhou (Building C) with a total consideration of RMB480,271. In 2018, the Group purchased one building in Wuhan (Building D) and the cost of Building D was RMB385,176. To purchase these buildings, the Group obtained mortgage loans with the total amount of RMB321,540 from PRC banks in 2018 and 2021 (Note 12).